EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-KSB (the "Report") of China Cable and Communication, Inc. (the "Company") for the year ended December 31, 2003, Raymond Ying-Wai Kwan, the Chief Executive Officer, and Yau-Sing Tang, the Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigneds' knowledge and belief: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  April 14, 2004                    /s/  Raymond Kwan
                                         --------------------------------------
                                         Raymond Ying-Wai Kwan
                                         Chief Executive Officer

                                         /s/  Yau-Sing Tang
                                         --------------------------------------
                                         Yau-Sing Tang
                                         Chief Financial Officer